     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  ----------

                                   FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                NovaCare, Inc.

   Date of Report (Date of earliest event reported):           March 7, 1995
-----------------------------------------------------------------------------


                                  NovaCare, Inc.
-----------------------------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)


             Delaware                   1-10875                13-3247827
-----------------------------------------------------------------------------
         (State or Other             (Commission              (IRS Employer
Jurisdiction of Incorporation)       File Number)          Identification No.)


1016 W. Ninth Avenue   King of Prussia, PA                       19406
-----------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:          (610) 992-7200
-----------------------------------------------------------------------------



                                (Not applicable)
-----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

        On March 7, 1995, the Board of Directors of NovaCare, Inc.
(the "Company") declared a dividend distribution of one common share purchase right (the "Rights") for each outstanding share of common stock, $.01 par value (the "Common Stock"), of the Company to stockholders of record at the close of business on March 20, 1995. Each Right will entitle the holder thereof until March 20, 2000 (or, if earlier, the redemption of the Rights) to buy one share of Common Stock at an exercise price of $27, subject to certain antidilution adjustments (the "Purchase Price"). The Rights will be represented by the Common Stock certificates and will not be exercisable, or transferable apart from the Common Stock, until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 20% or more of the outstanding Common Stock (an "Acquiring Person") or (ii) 10 days following the commencement of or announcement of an intention to make a tender offer or exchange offer upon consummation of which a person or group would beneficially own 20% of more of such outstanding Common Stock (the earlier of such dates being referred to herein as the "Distribution Date"). As soon as practicable following the Distribution Date, separate certificates representing the Rights will be mailed to holders of the Common Stock as of the close of business on the Distribution Date. The Rights will first become exercisable on the Distribution Date, unless earlier redeemed, and could then begin trading separately from the Common Stock. The Rights will at no time have any voting rights.

        In the event that an Acquiring Person shall have acquired beneficial ownership of 20% or more of the outstanding Common Stock, each holder shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price, that number of shares of Common Stock which at such time would have a market value of two times the then current Purchase Price. In the event that the Company were acquired in a merger or other business combination transaction or 50% or more of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price. Any Rights that are or were beneficially owned at any time on or after the earlier of the Distribution Date or the Shares Acquisition Date (as defined in the Rights Agreement) by an Acquiring Person that engages in any of the events described in the preceding sentence will become null and void and no holder of such Rights will have any right with respect to such Rights from and after such occurrence.

        The Rights are redeemable in whole, but not in part, at $.001 per Right at any time, without notice, prior to the acquisition by a person or group of beneficial ownership of 20% or more of the outstanding Common Stock. The Company shall promptly give public notice of such redemption and, within 10 days of the action of the Board of Directors of the Company ordering such redemption, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights. The Rights will expire on March 20, 2000 (unless earlier redeemed). American Stock Transfer & Trust Company ("AST&C) is the Rights Agent.

        The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower the thresholds of share ownership or potential share ownership determining the occurrence of certain events which trigger the exercisability of the Rights to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding shares of Common Stock owned by any person or group of affiliated or associated persons and (ii) 10%, except that any such amendment may not adversely affect the interests of the holders of the Rights. Provided there is no Acquiring Person, such amendment may extend the period of time during which the Rights may be redeemed.

        The Purchase Price payable and the number of shares of Common
Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Common Stock, (ii) upon the grant to holders of the Common Stock of certain rights, options or warrants to subscribe for the Common Stock or convertible securities at less than the then current market price of the Common Stock or
(iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in the Common Stock) or of rights, options or warrants (other than those referred to above). With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

        As of March 10, 1995 there were 64,639,131 shares of Common
Stock issued and outstanding, 280,419 shares of Common Stock held in the Company's treasury and approximately 19,526,344 additional shares of Common Stock which have been reserved for issuance upon the exercise of options granted under the Company's stock option plans, upon conversion of the Company's outstanding convertible debt obligations or for other purposes. One Right will be distributed to stockholders of the Company for each share of Common Stock owned of record by them at the close of business on March 20, 1995. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have attached Rights. The Company's Board of Directors has reserved for issuance upon exercise of the Rights approximately 84,500,000 shares of Common Stock.

        The Rights have certain antitakeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by its Board of Directors except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors at a time when the Rights are redeemable.

        The Rights Agreement dated as of March 9, 1995 (the "Rights Agreement"), between the Company and AST&C, as Rights Agent, specifying the terms of the Rights (which includes as exhibits the form of Right Certificate and the Summary of Rights to Purchase Common Shares), and a letter to the holders of the Company's Common Stock, to be dated March 20, 1995, explaining the Rights, are attached hereto as exhibits and are incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such exhibits.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                 (c)      Exhibits.

                 EXHIBIT NUMBER            DESCRIPTION
                 --------------            -----------
                          99(a)            Rights Agreement, dated as of March 9,
                                           1995, between NovaCare, Inc. and American
                                           Stock Transfer & Trust Company, as Rights
                                           Agent, which includes the form of Right Certificate
                                           as Exhibit A and the Summary of Rights to Purchase
                                           Common Shares as Exhibit B.  Pursuant to the Rights
                                           Agreement, printed Right Certificates will not be
                                           mailed until as soon as practicable after the earlier
                                           of (i) 10 days following a public announcement that
                                           a person or group of affiliated or associated persons
                                           has acquired beneficial ownership of 20% or more of
                                           the outstanding Common Stock or (ii) 10 days following
                                           the commencement of or announcement of an intention to
                                           make a tender offer or exchange offer upon consummation
                                           of which a person or group would beneficially own 20% or
                                           more of such outstanding Common Stock.

                          99(b)            Letter to holders of NovaCare, Inc. Common Stock, dated
                                           March 20, 1995.

                          99(c)            Press Release dated March 7, 1995.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   NovaCare, Inc.
                                        ------------------------------------
                                                    (Registrant)


Date        March 14, 1995              By:       /s/ TIMOTHY E. FOSTER
    -----------------------------          ---------------------------------
                                               Title:  President and Chief
                                                       Operating Officer

                                 EXHIBIT INDEX

                                                                        PAGE NO. IN
                                                                       SEQUENTIALLY
EXHIBIT NUMBER                                                      NUMBERED STATEMENT
--------------                                                      ------------------
         99(a)            Rights Agreement, dated as of
                          March 9, 1995, between NovaCare,
                          Inc. and American Stock Transfer &
                          Trust Company, as Rights Agent,
                          which includes the form of Right
                          Certificate as Exhibit A and the
                          Summary of Rights to Purchase
                          Common Shares as Exhibit B.
                          Pursuant to the Rights Agreement,
                          printed Right Certificates will not
                          be mailed until as soon as practicable
                          after the earlier of (i) 10 days following
                          a public announcement that a person
                          or group of affiliated or associated
                          persons has acquired beneficial
                          ownership of 20% or more of the
                          outstanding Common Stock or
                          (ii) 10 days following the commencement
                          of or announcement of an intention to
                          make a tender offer or exchange offer
                          upon consummation of which a person
                          or group would beneficially own 20%
                          or more of such outstanding Common Stock

         99(b)            Letter to holders of NovaCare, Inc. Common
                          Stock, dated March 20, 1995

         99(c)            Press Release dated March 7, 1995